CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                  CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF
                    CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF
                   CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE ABOVE LISTED FUNDS:

The following paragraph is hereby inserted in the "Investment Advisory Services"
section in each Fund's Prospectus immediately preceding the last sentence of the sub-section "Investment Adviser" and in the "Management" section in each Fund's Statement of Additional Information immediately preceding the last sentence of the sub-section "Investment Advisory Agreement":

With respect to Claymore/Robb Report Global Luxury Index ETF, Claymore/Delta Global Shipping Index ETF and Claymore/MAC Global Solar Energy Index ETF, the term of the Interim Advisory Agreement has been extended until the earlier of
(a) an additional 45 calendar days or (b) the approval of a new investment advisory agreement by the shareholders of each Fund (such period being the "Additional Period"). The terms and conditions of the Interim Advisory Agreement will otherwise continue in effect during the Additional Period without change, except that the Investment Adviser will not receive any compensation or reimbursement of its costs for services provided to each Fund under the Interim Advisory Agreement during the Additional Period.







                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


March 15, 2010